DATED   /   2009

NextMart Inc.

and

Beijing Chinese Art Exposition's Media Co., Ltd

************************************************

ASSET EXCHANGE AND SUBSCRIPTION AGREEMENT

***********************************************

ASSET EXCHANG AND SUBSCRIPTION AGREEMENT

This subscription agreement, dated as of  31 / 03 , 2009 (the “Agreement”), is made by and between:

Part A:    NextMart Inc. (“NXMR”), a publicly traded company listed on the OTTCB, incorporated and existing under the laws of Deleware, with its registered address at 1209 Orange Street, County of New Castle, Wilmington, Delaware, USA.

Party B:

    Wang Yihan, a citizen of the People’s Republic of China, and Beijing Chinese Art Exposition's Media Co., Ltd., a company registered in the People’s Republic of China.

Whereas:

1.

    Party A is a publicly traded company on the NASDAQ OTCBB (ticker: NXMR)

2.

    Party B’s Wang Yihan is the legal representative of China International Gallery Exposition Ltd.’s (“CIGE”), a company incorporated in the PRC whose main business operations consist of: 1) operating and managing the China International Gallery Exposition, which in 2009 was China’s largest art gallery exposition and; 2) operating and managing China’s “Gallery Guide” magazine, with a monthly distribution rate of over 10,000 copies.

3.

    Party B wishes to transfer the above mentioned assets to Party A in exchange for the issuance of a certain number of warrants (see provision 2.1(6) herein).

4.

    In order to support the successful development of Party A’s business, Party A shall transfer to Party B certain discontinued assets in exchange for certain rights and assets belonging to Party B (see provision 2).

5.

    Both Parties, on the basis of good faith and through friendly negotiations have agreed to enter into this Agreement.

*This documents is a translation of the binding Chinese agreement which was signed between the parties. In the event of any discrepancies between the two the Chinese version shall prevail.

NOW, THEREFORE, in consideration of the various covenants and agreements of the Parties to and with each other set for herein, both parties agree as follows:

1.

Party A and Party B hereby agree to exchange the assets listed below in accordance with the timetable and methods outlined herein.

2.

Asset Exchange

2.1.

Party A agrees to transfer to Party B the following Assets (“Party A Assets”):

(1)

100% of the shares of William Brand Administer Ltd, a BVI registered company and a wholy owned subsiduary of Party A; 100% of the shares of Credit Netowrk 114 Limited, a BVI registered company and a wholy owned subsiduary of Party A.

(2)

100% of Party A’s 60% shareholdings in Wuxi Sun Network Technology Ltd., a PRC registered company.

(3)     100% of Party A’s 80% shareholdings in Naixiu Exhibition Ltd., a PRC registered company.

(4)

the net assets of Party A’s 100% owned subisdiary Sun New Media Group Ltd. (a BVI registered company) and its 100% owned subsidiary Oxus Cancer Reserch Ltd (a PRC registered company). The net assets being sold do not include the subsidiaries cash, office furniture and equipment, and third party creditor’s rights and third party debts, which shall remain the subsidiary’s property.

(5)

any other net assets belonging to Party A, with the exception of Party A’s 3,000 shares of Asia Premium Television Group Inc. and its US$750,000 liablity.

(6)

In addition to the assets listed above, Party A shall also issue to Party B 50,000,000 warrants of Party A’s common stock within ten working days of completing the transfer of the assets. These warrants shall have an excercise price of US$0.016, and shall be excersible for up to 24 months from the time they are issued.

(7)

Both Parties agree that the culmulative value of the assets outlined in Article 2.1. of this Agreement is a total of RMB 7,650,000.

2.2

Party B agrees to transfer to Party A the following Assets (“Party B Assets”):

(1)

the CIGE member database, a database developed over the last six years that contains the names and data for over 10,000 indiduals and companies, and which is valued at US$1,000,000.

(2)

ownership of all the advertising sales rights for every CIGE exhibtion any where in greater China (includes Hong Kong and Macao, but not including Taiwan) for the next 30 years, as well as the exclusive operating rights of its Gallery Guide magazine for the next 30 years, together valued at US$3,000,000.

(3)

land usage rights for real estate or property capable of being used for art exhibition purposes and valued at no less than US$3,650,000, the rights to which shall be given to Party A within 24 months of signing this Agreement. In the event that Party B is unable to provide Party A such land usage rights within 24 months, Party B shall transfer to Party A common stock of a publicly traded company acceptable to Party A, the value of which shall be no less than US$3,650,000.

(4)

the right of first refusal for any future sale or issuance of CIGE’s common stock by Wang Yihan or CIGE.

3.

Asset Values

3.1

Party A’s Assets have been valued at US$7,650,000, as determined by a valuation report conducted by a licensed third party valuation company on 25 /03 /2010

3.2    Party B’s Assets have been valued at US$7,650,000, as determined by a valuation report conducted by a licensed third party valuation company on 25 /03 /2010

4.

The asset transfer shall be recognized as complete only after the assets described in Provision 2 of this Agreement have been duly registered in each Party’s name and that each Party are legally recognized as having ownership of such the assets transfered to them.

*This documents is a translation of the binding Chinese agreement which was signed between the parties. In the event of any discrepancies between the two the Chinese version shall prevail.

5.

 Party A and Party B hereby warrant and represent that they lawfully own the assets described herein, and that such assets are free and clear of any liens and or liabilities.

6.   Party A hereby represents and warrants to Party B:

(1)  Party A’s Board of Director’s has passed a resolution approving this Agreement and the terms contained herein.

(2)  It it is the legal owner of all the assets described herein, that the assets are free of any liens and liabilities,

(3)  All information provided to Party B relating to the assets and during the  negotiations of this agreement are accurate and true.

(4)  That no person (other than the Party B) has any contract, option, understanding, commitment, or any right or privilege capable of becoming a contract, option or commitment (including warrants or convertible securities or obligations of any nature), for the purchase from the Party A of any of Party A Assets.

(5)  That it will be responsible for obtaining all necessary approvals and licenses required to execute this Agreement and the transfer of the assets.

7.   Party B hereby represents and warrants to Party A:

(1)  Party B’s Board of Director’s has passed a resolution approving this Agreement and the terms contained herein.

(2)  It it is the legal owner of all the assets described herein, that the assets are free of any liens and liabilities,

(3)  All information provided to Party A relating to the assets and during the  negotiations of this agreement are accurate and true.

(4)  That no person (other than the Party A) has any contract, option, understanding, commitment, or any right or privilege capable of becoming a contract, option or commitment (including warrants or convertible securities or obligations of any nature), for the purchase from the Party A of any of Party A Assets.

(5)  That is shall assist Party A to obtain all necessary approvals and licenses required to execute this Agreement and the transfer of the assets.

8.   Each Party hereto shall be responsible for its own costs and expenses in connection with and incidental to the preparation and carrying into effect of this Agreement.

9.

Breach of Contract

9.1   In the event a party is in breach of this Agreement, and due to which the other Party suffer material losses, the party in breach of the Agreement shall be liable and shall the other party shall have the right to terminate the Agreement and without relinquishing the right to compensation.

9.2    In the event this Agreement cannot be excuted due to legal rules governing such agreements, and in the event that the inability to execute the Agreement is not due to any fault of the Parties, the Agreement shall be terminated without cause for compensation to any party.

10.

This Agreement shall be governed by and construed in accordance with the laws of the People’s Republic of China and that the Beijing Arbitration Committee shall have non-exclusive jurisdiction with respect to any matter arising hereunder or related hereto.

11.  This Agreement may be supplemented or amended only by a writing signed by both Parties. In the event of any conflict or discrepancy exists between this contract and any other agreement between the parties, verbal or written, this Agreement shall prevail.

12.  The Agreement shall have four copies, of which each Party shall have two copies, and each copy shall be considered legally binding.

*This documents is a translation of the binding Chinese agreement which was signed between the parties. In the event of any discrepancies between the two the Chinese version shall prevail.

13.  This Agreement shall come into effect after each party has signed and stamped each copy.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day, month and year first above written.

________________

Signed by: Fisher Yu

on behalf of [NextMart Inc]

_______________

Signed by Wang Yihan

on behalf of CIGE and Wang Yihan